     As filed with the Securities and Exchange Commission on April 23, 2002
                                                      Registration No. 333-84080

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                AMENDMENT NO. 1
                                       TO
                                    FORM S-4
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                               COTT BEVERAGES INC.
                              AND OTHER REGISTRANTS
                       (SEE TABLE OF CO-REGISTRANTS BELOW)
             (Exact name of registrant as specified in its charter)


          Georgia                           2086                       58-1947565
(State or Other Jurisdiction of   (Primary Standard Industrial      (I.R.S. Employer
Incorporation of Organization)     Classification Code Number)    Identification Number)



                      5405 CYPRESS CENTER DRIVE, SUITE 100
                              TAMPA, FLORIDA 33609
                                 (813) 342-2500
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)



                             Mark R. Halperin, Esq.
                                Cott Corporation
                        207 Queen's Quay West, Suite 340
                        Toronto, Ontario Canada M5J 1A7
                                 (416) 203-5604
    (Name, address, including zip code, and telephone number, including area code, of agent for service)


                                    COPY TO:

                             H. John Michel, Jr.
                           Drinker Biddle & Reath LLP
                   One Logan Square, 18th & Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996
                                 (215) 988-2700

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable following the effectiveness of this registration statement and satisfaction of all other conditions to the exchange offer described in the prospectus included herein.

If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance
with General Instruction G, check the following box.   [ ]

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier
effective registration statement for the same offering.   [ ]

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement
for the same offering.   [ ]




THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

                             TABLE OF CO-REGISTRANTS

Exact Name of          State or Other    Primary standard
registrant             Jurisdiction of   Industrial          I.R.S. Employer
As specified in its   Incorporation or   Classification      Identification
charter                 Organization     Number              Number

Cott Corporation           Canada              2086          None
Cott Holdings Inc.     Delaware & Nova         2086          58-2020185
                           Scotia
Cott USA Corp.             Georgia             2086          58-1947564
Cott Vending Inc.         Delaware             2086          80-0003395
Interim BCB, LLC          Delaware             2086          None

   THE ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF EACH OF THE CO-REGISTRANT'S PRINCIPLE EXECUTIVE OFFICES IS C/O COTT CORPORATION 207 QUEEN'S QUAY WEST, SUITE 340, TORONTO, ONTARIO M5J 1A7, (416) 203-3898.

   THE NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF THE AGENT FOR SERVICE OF EACH OF THE CO-REGISTRANTS IS MARK R. HALPERIN, ESQ., C/O COTT CORPORATION, 207 QUEEN'S QUAY WEST, SUITE 340, TORONTO, ONTARIO CANADA M5J 1A7.

                                EXPLANATORY NOTE


     The Registrants are filing this Amendment solely to include certain exhibits to this Registration Statement. No other changes are made hereby.

                 PART II INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

Number            Description
------            -----------
2.1+              Asset Purchase Agreement by and between Concord Beverage
                  Company and Concord Beverage LP, dated as of October 18, 2000
                  (incorporated by reference to Exhibit 2.1 to Cott
                  Corporation's Form 8-K dated as of October 18, 2000).

2.2+              Agreement of Sale by and between Concord Beverage Company and
                  Concord Beverage LP, dated as of October 18, 2000
                  (incorporated by reference to Exhibit 2.2 to Cott
                  Corporation's Form 8-K dated as of October 18, 2000).

2.3               Acquisition Agreement, dated November 20, 1997, among Cott UK
                  Limited, Cott Corporation and the several persons listed in
                  Schedule 1 to the Agreement relating to the

                  acquisition of Hero Drinks Group (U.K.) Limited (incorporated by reference to Exhibit 10.2 to Cott Corporation's Form 10-K dated March 31, 2000).

2.4               (*) Asset Acquisition and Facility Use Agreement, dated April
                  13, 2000, between BCB USA Corp. (since renamed "Cott Beverages
                  Inc.") and Schmalbach-Lubeca Plastic Containers USA, Inc.
                  relating to the sale of the PET perform blow molding operation
                  (incorporated by reference to Exhibit 10.1 to Cott
                  Corporation's Form 10-Q dated May 16, 2000).

2.5+              (*) Asset Purchase Agreement by and among Royal Crown Company,
                  Inc., Cott Corporation and BCB USA Corp. dated as of June 13,
                  2001. (filed herewith).

3.1 Articles of Incorporation of Cott Corporation (incorporated by reference to Exhibit 3.1 to Cott Corporation's Form 10-K dated
                  March 31, 2000).

3.2               By-laws of Cott Corporation (incorporated by reference to
                  Exhibit 3.2 to Cott Corporation's Form 10-K dated March 8,
                  2002).

3.3++             Articles of Incorporation of Cott Beverages Inc.

3.4++ Bylaws of Cott Beverages Inc. (formerly BCB USA Corp. and prior to that Cott Beverages USA Inc.).

3.5++             Amended and Restated Certificate of Incorporation of Cott
                  Holdings Inc.

3.6++ Memorandum of Association and Amended and Restated Certificate of Incorporation of Cott Holdings Inc.

3.7++             Articles of Association and Bylaws of Cott Holdings Inc.

3.8++             Articles of Incorporation of Cott USA Corp., as amended.

3.9++             Bylaws of Cott USA Corp.

3.10++            Certificate of Incorporation of Cott Vending Inc.

3.11++            Bylaws of Cott Vending Inc.

3.12++            Certificate of Formation of Interim BCB, LLC.

3.13++            Amended and Restated Operating Agreement of Interim BCB, LLC
                  (formerly Destination Products International, LLC).

4.1               Subscription Agreement dated as of June 12, 1998 for
                  Convertible Participating Voting Second Preferred Shares,
                  Series 1 of Cott Corporation (as issuer) (incorporated by reference to Exhibit 4.2 to Cott Corporation's Form 10-K dated
                  March 31, 2000).

4.2 Letter Agreement dated as of November 3, 1999, regarding standstill provisions between Cott Corporation and the Thomas
                  H. Lee Company (incorporated by reference to Exhibit 4.3 to
                  Cott Corporation's Form 10-K dated March 31, 2000).

4.3               Indenture dated as of December 21, 2001, between Cott
                  Beverages Inc. (as issuer) and HSBC Bank USA (as trustee)
                  (incorporated by reference to Exhibit 10.5 to Cott
                  Corporation's Form 10-K dated March 8, 2002).

4.4 Registration Rights Agreement dated as of December 21, 2001, among Cott Beverages Inc., the Guarantors named therein and Lehman Brothers Inc., BMO Nesbitt Burns Corp. and CIBC World
                  Markets Corp. (incorporated by reference to Exhibit 10.5 to
                  Cott Corporation's Form 10-K dated March 8, 2002).

5.1++             Opinion of Drinker Biddle & Reath LLP.

10.1              (*) Termination Agreement, dated November 1, 1999, among Cott
                  Beverages USA, Inc. (now "Cott Beverages Inc.") and Premium
                  Beverages Packers, Inc. (incorporated by reference to Exhibit
                  10. 1 to Cott Corporation's Form 10-K dated March 31, 2000).

10.2              (*) Supply Agreement, dated December 21, 1998, among Wal-Mart
                  Stores, Inc. and Cott Beverages USA, Inc. (now "Cott Beverages
                  Inc.") (filed herewith).

10.3              (**) Employment Agreement of Frank E. Weise III dated June 11,
                  1998 (incorporated by reference to Exhibit 10.5 to Cott
                  Corporation's Form 10-K dated March 31, 2000), as amended July
                  3, 2001 (incorporated by reference to Exhibit 10.2 of Cott
                  Corporation's Form 10-Q for the period ended June 30, 2001).

10.4              (**) Employment Agreement of Mark Benadiba dated October 7,
                  1997, as amended December 19, 1997 (incorporated by reference to Exhibit 10. 7 to Cott Corporation's Form 10-K dated March
                  31, 2000), and as further amended September 25, 2000
                  (incorporated by reference to Exhibit 10.6 to Cott
                  Corporation's Form 10-K dated March 7, 2001).

10.5              (**) Employment Agreement of Paul R. Richardson dated August
                  23, 1999 (incorporated by reference to Exhibit 10. 8 to Cott
                  Corporation's Form 10-K dated March 31, 2000), as amended
                  February 18, 2002 (incorporated by reference to Exhibit 10.5 to Cott Corporation's Form 10-K dated March 8, 2002).

10.6              (**) Employment Agreement of Raymond P. Silcock dated August
                  17, 1998 (incorporated by reference to Exhibit 10.9 to Cott
                  Corporation's Form 10-K dated March 31, 2000).

10.7              (**) Employment Agreement of Mark R. Halperin dated July 14,
                  2000 (incorporated by reference to Exhibit 10.10 to Cott
                  Corporation's Form 10-K dated March 8, 2002).

10.8 (**) Amended 1999 Executive Incentive Share Compensation Plan effective January 3, 1999 (incorporated by reference to Exhibit 10.8 to Cott Corporation's Form 10-K for the year ended December 30, 2000).

10.9 (**) 2000 Executive Incentive Share Compensation Plan effective January 2, 2001 (incorporated by reference to Exhibit 10.9 to Cott Corporation's Form 10-K for the year ended December 30, 2000).

10.10 (**) 2001 Executive Incentive Share Compensation Plan effective January 2, 2002 (incorporated by reference to Exhibit 10.10 to Cott Corporation's Form 10-K dated March 8,
                  2002).

10.11             (**) Second Canadian Employee Share Purchase Plan effective
                  January 2, 2001 (incorporated by reference to Exhibit 10.11 to
                  Cott Corporation's Form 10-K for the year ended December 30,
                  2000).

10.12             Share Plan for Non-Employee Directors effective January 2,
                  2002 (incorporated by reference to Exhibit 10.12 to Cott
                  Corporation's Form 10-K dated March 8, 2002).

10.13             (*) Credit Agreement dated as of July 19, 2001 between BCB USA
                  Corp. (since renamed "Cott Beverages Inc."), Cott Corporation and the Several Lenders, Lehman Brothers Inc., First Union
                  National Bank, Bank of Montreal and Lehman Commercial Paper,
                  Inc. (filed herewith), as amended December 13, 2001 and
                  December 19, 2001 (incorporated by reference to Exhibit 10.13 to Cott Corporation's Form 10-K dated March 8, 2002).

10.14             Services Agreement among Cott Corporation, Deuteronomy Inc.
                  and Don Watt consulting agreement dated June 1, 1999
                  (incorporated by reference to Exhibit 10.14 to Cott
                  Corporation's Form 10-K dated March 8, 2002).

12.1++            Computation of Ratios of Earnings to Fixed Charges.

21.1++            List of Subsidiaries of Cott Corporation and Cott Beverages
                  Inc.

23.1++            Consent of Independent Accountants.

23.2              Consent of Drinker, Riddle & Reath LLP (included in Exhibit
                  5.1 above).

25.1++            Form T-1, Statement of Eligibility under the Trust Indenture
                  Act of 1939 of HSBC Bank USA.

99.1++            Form of Letter of Transmittal.

------------------

+ In accordance with Item 601(b)(2) of Regulation S-K, the exhibits to this Exhibit have been omitted and a list briefly describing those exhibits is contained in the Exhibit. The Registrant will furnish a copy of any omitted exhibit to the Commission upon request.

(++)  Document has previously been filed.

(*)   Document is subject to request for confidential treatment.

(**)  Indicates a management contract or compensatory plan.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the Registrants have duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Toronto, Canada on April 23, 2002.

                                           COTT BEVERAGES INC.
                                           COTT CORPORATION
                                           COTT USA CORP.
                                           COTT VENDING INC.
                                           INTERIM BCB, LLC


                                           By:  /s/ Frank E. Weise III
                                           -----------------------------------
                                                Frank E. Weise III
                                                President

                                           COTT HOLDINGS INC.


                                           By:  /s/ Colin D. Walker
                                           -----------------------------------
                                                Colin D. Walker
                                                President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on such dates indicated.

With respect to Cott Beverages Inc. and Cott USA Corp.:


     /s/ Frank E. Weise III                   President and Chief Executive           Date:  April 23, 2002
   ------------------------------------       Officer and Director
         Frank E. Weise III                   (Principal Executive Officer)


     /s/ Raymond P. Silcock                   Executive Vice President and            Date:  April 23, 2002
   ---------------------------                Director
         Raymond P. Silcock                   (Principal Financial Officer)


     /s/ Mark R. Halperin                     Senior Vice President, Secretary        Date:  April 23, 2002
   ------------------------------------       and Director
         Mark R. Halperin

With respect to Cott Holdings Inc.:


     /s/ Colin D. Walker                      President                               Date:  April 23, 2002
   ------------------------------------       (Principal Executive Officer)
         Colin D. Walker


     /s/ Raymond P. Silcock                   Executive Vice President                Date:  April 23, 2002
   ---------------------------                (Principal Financial Officer)
         Raymond P. Silcock


     /s/ Mark R. Halperin                     Senior Vice President, Secretary        Date:  April 23, 2002
   ------------------------------------       and Director
         Mark R. Halperin


     /s/ Tina Dell'Aquila                     Vice President, Controller,             Date:  April 23, 2002
   ------------------------------------       Assistant Secretary and Director
         Tina Dell'Aquila


     /s/ Catherine Brennan                    Vice President, Treasurer and           Date:  April 23, 2002
   ---------------------------                Director
         Catherine Brennan


With respect to Interim BCB, LLC:


     /s/ Frank E. Weise III                   President and Chief Executive           Date:  April 23, 2002
   ---------------------------------          Officer and Manager
         Frank E. Weise III                   (Principal Executive Officer)


     /s/ Raymond P. Silcock                   Executive Vice President and            Date:  April 23, 2002
   ------------------------                   Manager
         Raymond P. Silcock                   (Principal Financial Officer)


     /s/ Mark R. Halperin                     Senior Vice President and               Date:  April 23, 2002
   ---------------------------------          Manager
         Mark R. Halperin



With respect to Cott Vending Inc.:

     /s/ Frank E. Weise III                   President and Director                  Date:  April 23, 2002
   ---------------------------------          (Principal Executive Officer)
         Frank E. Weise III


     /s/ Raymond P. Silcock                   Executive Vice President and            Date:  April 23, 2002
   ------------------------                   Director
         Raymond P. Silcock                   (Principal Financial Officer)


     /s/ Colin D. Walker                      Senior Vice President and Director      Date:  April 23, 2002
   ---------------------------------
         Colin D. Walker

With respect to Cott Corporation:


     /s/ Frank E. Weise III                   Chairman, President and Chief           Date:  April 23, 2002
   ---------------------------------          Executive Officer, Director
         Frank E. Weise III                   (Principal Executive Officer)


     /s/ Raymond P. Silcock                   Executive Vice-President and            Date:  April 23, 2002
   ------------------------                   Chief Financial Officer
         Raymond P. Silcock                   (Principal Financial Officer)


     /s/ Colin J. Adair                       Director                                Date:  April 23, 2002
   ------------------------------------
         Colin J. Adair


     /s/ C. Hunter Boll                       Director                                Date:  April 23, 2002
   ------------------------------------
         C. Hunter Boll


     /s/ Thomas M. Hagerty                    Director                                Date:  April 23, 2002
   ---------------------------
         Thomas M. Hagerty


     /s/ Stephen H. Halperin                  Director                                Date:  April 23, 2002
   ------------------------------------
         Stephen H. Halperin


     /s/ True H. Knowles                      Director                                Date:  April 23, 2002
   ------------------------------------
         True H. Knowles


     /s/ Donald G. Watt                       Director                                Date:  April 23, 2002
   ------------------------------------
         Donald G. Watt

                                INDEX TO EXHIBITS


Number            Description
------            -----------
2.1+              Asset Purchase Agreement by and between Concord Beverage Company and Concord Beverage LP, dated as of October 18, 2000 (incorporated by reference to Exhibit 2.1 to Cott Corporation's Form 8-K dated as of October 18, 2000).

2.2+              Agreement of Sale by and between Concord Beverage Company and Concord Beverage LP, dated as of
                  October 18, 2000 (incorporated by reference to Exhibit 2.2 to Cott Corporation's Form 8-K dated as of October 18, 2000).

2.3               Acquisition Agreement, dated November 20, 1997, among Cott UK Limited, Cott Corporation and the several persons listed in Schedule 1 to the Agreement relating to the acquisition of Hero Drinks
                  Group (U.K.) Limited (incorporated by reference to Exhibit 10.2 to Cott Corporation's Form 10-K dated March 31, 2000).

2.4               (*) Asset Acquisition and Facility Use Agreement, dated April 13, 2000, between BCB USA Corp. (since renamed "Cott Beverages Inc.") and Schmalbach-Lubeca Plastic Containers USA, Inc. relating to the sale of the PET perform blow molding operation (incorporated by reference to Exhibit 10.1 to Cott
                  Corporation's Form 10-Q dated May 16, 2000).

2.5+              (*) Asset Purchase Agreement by and among Royal Crown Company, Inc., Cott Corporation and BCB USA
                  Corp. dated as of June 13, 2001 (filed herewith).

3.1               Articles of Incorporation of Cott Corporation (incorporated by reference to Exhibit 3.1 to Cott
                  Corporation's Form 10-K dated March 31, 2000).

3.2               By-laws of Cott Corporation (incorporated by reference to Exhibit 3.2 to Cott Corporation's Form
                  10-K dated March 8, 2002).

3.3++             Articles of Incorporation of Cott Beverages Inc.

3.4++             Bylaws of Cott Beverages Inc. (formerly BCB USA Corp. and prior to that Cott Beverages USA Inc.).

3.5++             Amended and Restated Certificate of Incorporation of Cott Holdings Inc.

3.6++             Memorandum of Association and Amended and Restated Certificate of Incorporation of Cott Holdings Inc.

3.7++             Articles of Association and Bylaws of Cott Holdings Inc.

3.8++             Articles of Incorporation of Cott USA Corp., as amended.

3.9++             Bylaws of Cott USA Corp.

3.10++            Certificate of Incorporation of Cott Vending Inc.

3.11++            Bylaws of Cott Vending Inc.

3.12++            Certificate of Formation of Interim BCB, LLC.

3.13++            Amended and Restated Operating Agreement of Interim BCB, LLC (formerly Destination Products
                  International, LLC).

4.1               Subscription Agreement dated as of June 12, 1998 for Convertible Participating Voting Second
                  Preferred Shares, Series 1 of Cott Corporation (as issuer) (incorporated by reference to Exhibit 4.2 to Cott Corporation's Form 10-K dated March 31, 2000).

4.2               Letter Agreement dated as of November 3, 1999, regarding standstill provisions between Cott
                  Corporation and the Thomas H.  Lee Company (incorporated by reference to Exhibit 4.3 to Cott
                  Corporation's Form 10-K dated March 31, 2000).

4.3               Indenture dated as of December 21, 2001, between Cott Beverages Inc. (as issuer) and HSBC Bank USA
                  (as trustee) (incorporated by reference to Exhibit 10.5 to Cott Corporation's Form 10-K dated March
                  8, 2002).

4.4               Registration Rights Agreement dated as of December 21, 2001, among Cott Beverages Inc., the
                  Guarantors named therein and Lehman Brothers Inc., BMO Nesbitt Burns Corp. and CIBC World Markets
                  Corp. (incorporated by reference to Exhibit 10.5 to Cott Corporation's Form 10-K dated March 8,
                  2002).

5.1++             Opinion of Drinker Biddle & Reath LLP.

10.1              (*) Termination Agreement, dated November 1, 1999, among Cott Beverages USA, Inc. (now "Cott
                  Beverages Inc.") and Premium Beverages Packers, Inc. (incorporated by reference to Exhibit 10. 1 to
                  Cott Corporation's Form 10-K dated March 31, 2000).

10.2              (*) Supply Agreement, dated December 21, 1998, among Wal-Mart Stores, Inc.  and Cott Beverages USA,
                  Inc. (now "Cott Beverages Inc.") (filed herewith).

10.3              (**) Employment Agreement of Frank E. Weise III dated June 11, 1998 (incorporated by reference to
                  Exhibit 10.5 to Cott Corporation's Form 10-K dated March 31, 2000), as amended July 3, 2001
                  (incorporated by reference to Exhibit 10.2 of Cott Corporation's Form 10-Q for the period ended June
                  30, 2001).

10.4              (**) Employment Agreement of Mark Benadiba dated October 7, 1997, as amended December 19, 1997
                  (incorporated by reference to Exhibit 10. 7 to Cott Corporation's Form 10-K dated March 31, 2000), and as further amended September 25, 2000 (incorporated by reference to Exhibit 10.6 to Cott
                  Corporation's Form 10-K dated March 7, 2001).

10.5              (**) Employment Agreement of Paul R. Richardson dated August 23, 1999 (incorporated by reference to
                  Exhibit 10. 8 to Cott Corporation's Form 10-K dated March 31, 2000), as amended February 18, 2002
                  (incorporated by reference to Exhibit 10.5 to Cott Corporation's Form 10-K dated March 8, 2002).

10.6              (**) Employment Agreement of Raymond P. Silcock dated August 17, 1998 (incorporated by reference to
                  Exhibit 10.9 to Cott Corporation's Form 10-K dated March 31, 2000).

10.7              (**) Employment Agreement of Mark R. Halperin dated July 14, 2000 (incorporated by reference to
                  Exhibit 10.10 to Cott Corporation's Form 10-K dated March 8, 2002).

10.8              (**) Amended 1999 Executive Incentive Share Compensation Plan effective January 3, 1999
                  (incorporated by reference to Exhibit 10.8 to Cott Corporation's Form 10-K for the year ended
                  December 30, 2000).

10.9              (**) 2000 Executive Incentive Share Compensation Plan effective January 2, 2001 (incorporated by reference to Exhibit 10.9 to Cott Corporation's Form 10-K for the year ended December 30, 2000).

10.10             (**) 2001 Executive Incentive Share Compensation Plan effective January 2, 2002 (incorporated by reference to Exhibit 10.10 to Cott Corporation's Form 10-K dated March 8, 2002).

10.11             (**) Second Canadian Employee Share Purchase Plan effective January 2, 2001 (incorporated by reference to Exhibit 10.11 to Cott Corporation's Form 10-K for the year ended December 30, 2000).

10.12             Share Plan for Non-Employee Directors effective January 2, 2002 (incorporated by reference to
                  Exhibit 10.12 to Cott Corporation's Form 10-K dated March 8, 2002).

10.13             (*) Credit Agreement dated as of July 19, 2001 between BCB USA Corp. (since renamed "Cott
                  Beverages Inc."), Cott Corporation and the Several Lenders, Lehman Brothers Inc., First Union
                  National Bank, Bank of Montreal and Lehman Commercial Paper, Inc. (filed herewith), as amended
                  December 13, 2001 and December 19, 2001 (incorporated by reference to Exhibit 10.13 to Cott
                  Corporation's Form 10-K dated March 8, 2002).

10.15             Services Agreement among Cott Corporation, Deuteronomy Inc. and Don Watt consulting agreement dated
                  June 1, 1999 (incorporated by reference to Exhibit 10.14 to Cott Corporation's Form 10-K dated March 8,
                  2002).

12.1++            Computation of Ratios of Earnings to Fixed Charges.

21.1++            List of Subsidiaries of Cott Corporation and Cott Beverages Inc.

23.1++            Consent of Independent Accountants.

23.2              Consent of Drinker Biddle & Reath LLP (included in Exhibit 5.1 above).

Number            Description
------            -----------
25.1++            Form T-1, Statement of Eligibility under the Trust Indenture Act of 1939 of HSBC Bank USA.

99.1++            Form of Letter of Transmittal.


------------------

+ In accordance with Item 601(b)(2) of Regulation S-K, the exhibits to this Exhibit have been omitted and a list briefly describing those exhibits is contained in the Exhibit. The Registrant will furnish a copy of any omitted exhibit to the Commission upon request.

(++)  Document has previously been filed.

(*)   Document is subject to request for confidential treatment.

(**)  Indicates a management contract or compensatory plan.